Exhibit 99.1

180 Life Sciences Corp. Announces the Appointment of Stephen Shoemaker to Board of Directors

PALO ALTO, Calif., December 4, 2024 — 180 Life Sciences Corp. (“180” or the “Company”) (NASDAQ: ATNF), a biotechnology company that is currently refocusing its business on the international entertainment and iGaming sector, today announced the appointment of Stephen Shoemaker to its Board of Directors, effective December 3, 2024.

Mr. Shoemaker brings to 180 a wealth of experience as a seasoned senior executive and board member with a diverse background spanning finance, operations management, capital raising, and strategic planning. With over $2 billion in capital raised during his tenure in both CEO and CFO roles across four companies, Mr. Shoemaker has consistently demonstrated his ability to lead entrepreneurial ventures and scale high-growth, team-oriented organizations.

In addition to his strategic and financial experience, Mr. Shoemaker brings 180 deep expertise in the gaming and eSports sectors. At WIN Group, where he served as Chief Executive Officer, he redefined the company's strategic direction, leading to significant growth in user engagement and financial performance. His efforts included the launch of a licensed iGaming platform, achieving impressive metrics such as a tripling of total bet volume in the second full month of operations. As CEO of Engine Media Holdings, Inc., he successfully integrated multiple acquisitions, creating the first publicly-traded pure-play eSports company, listed on both the TSXV and Nasdaq Capital Market.

“We are delighted to welcome Stephen to our Board of Directors,” said Blair Jordan, Interim CEO of 180, who continued, “His exceptional track record in growth-oriented organizations and his strategic insights will be invaluable as we continue to execute on our pivot into the entertainment and iGaming sectors. In particular, his hands-on experience in the gaming and eSports sectors, combined with his track record in completing acquisitions, will be a strong strategic addition for our growth plans.”

In conjunction with this appointment, the Company announces that Mr. Omar Jimenez, 180’s Chief Financial Officer, is stepping down from the Board of Directors to focus exclusively on his role as Chief Financial Officer. “We extend our gratitude to Omar for his contributions as an independent director during a pivotal time for 180,” added Mr. Jordan, Interim CEO, who continued, “We look forward to his ongoing leadership and expertise as CFO as we continue to execute on our strategic goals.”

About 180 Life Sciences Corp.

180 Life Sciences Corp. is an innovative biotechnology company that is focused on advancing breakthrough treatments. With recent moves into the online gaming sector, the Company is leveraging its expertise and new strategic appointments to capitalize on the expanding opportunities in this market.

For more information, please visit www.180lifesciences.com.

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market; the Company’s ability to raise funding to support its operations and commercialize its newly acquired Gaming Technology Platform; the Company’s ability to commercialize its Gaming Technology Platform; the lack of experience of current management with operating a gaming company; the ability of the Company to build out or acquire a front end for the Gaming Technology Platform, and the costs and timing associated therewith; the ability of the Company to generate revenue from the Gaming Technology Platform, including timing and cost thereof; our need for significant additional funding, the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; competition in the iGaming industry; risks relating to fraud, theft or cheating; our ability to obtain and maintain licenses, and the terms thereof; our required reliance on third party cloud service providers and providers of third-party communications infrastructure, hardware and software; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; our ability to commercialize our drug candidates, if proven successful for treatment in trials; risks regarding whether the administrative processes required for the issuance of patents will be completed in a timely manner or at all; risks regarding the outcome of pharmaceutical studies, the timing and costs thereof, and the ability to obtain sufficient participants; the timing of, outcome of, and results of, clinical trials statements regarding the timing of marketing authorization application (MAA) submissions to the UK Medicines and Healthcare products Regulatory Agency (MHRA) and New Drug Application submissions (NDA) to the U.S. Food and Drug Administration (FDA), our ability to obtain approval and acceptance thereof, the willingness of the MHRA to review such MAA and the FDA to review such NDA, and our ability to address outstanding comments and questions from the MHRA and FDA; statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the uncertainties associated with the clinical development and regulatory approval of 180’s drug candidates, including potential delays in the enrollment and completion of clinical trials, the costs thereof, closures of such trials prior to enrolling sufficient participants in connection therewith, issues raised by the FDA, the MHRA and the European Medicines Agency (EMA); the ability of the Company to persuade regulators that chosen endpoints do not require further validation; timing and costs to complete required studies and trials, and timing to obtain governmental approvals; 180’s reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies; the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements; estimates of patient populations for 180’s planned products; 180’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, changes in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; statements relating to expectations regarding future agreements relating to the supply of materials and license and commercialization of products; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market products and the timing and costs of these programs; estimates of the size of the markets for the Company’s planned products; the outcome of current litigation involving the Company; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company or lawsuits alleging that we have violated the intellectual property of others; global economic conditions; geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts.

These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Blair Jordan

Interim Chief Executive Officer

Email address: bjordan@180lifesciences.com